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                                                                   EXHIBIT 10.46

                              AMENDMENT AGREEMENT

     This amendment agreement made the 22 day of March 1994 between

(1) SYLVANIA LIGHTING S.A., incorporated under the laws of Switzerland, whose principal place of business is situated at 20, Route de Pre-Bois, 1215 Geneva 15 (Airport) Switzerland (the "Company");

(2) NORMAN SCOULAR of Ash green, Ladythorn Crescent, Bramhall, Cheshire SK7 2HB (the "Executive");

(3) SYLVANIA LIGHTING INTERNATIONAL B.V., a private limited liability company incorporated under the laws of The Netherlands and established in Amsterdam, The Netherlands whose registered office is situated at Appollalaan 171, 1077 AS, Amsterdam, PO Box 7301, 10007 JH Amsterdam ("SLI"); and

(4) FLOWIL INTERNATIONAL LIGHTING (HOLDING) B.V., a private limited liability company incorporated under the laws of The Netherlands whose registered office is situated at "Atrium" Building, 2nd Floor, Strawinskylaan 3037, 1077 ZX, Amsterdam, The Netherlands ("Flowil").

amends in the following terms a Service Agreement dated 12 May 1993 made between the Company and the Executive (the "Agreement") and an Executive Director's Contract dated 12th May 1993 made between SLI and the Executive (the "SLI Executive Director's Contract") and an Executive Director's Contract dated 12th May 1993 made between Flowil and the Executive (the "Flowil Executive
Director's Contract").

     All capitalised terms used herein but not otherwise defined shall have the meanings assigned to them in the Agreement.

IT IS HEREBY AGREED AS FOLLOWS

1. Clause 7.1 of the Agreement shall have deleted from the ninth line of the Clause the words ". . .or pursuant to the provisions of Clause 7.4. . ." and there shall be inserted in the ninth line of Clause 7.1 between ". . .7.1. . ." and ". . .by law. . ." the word "or".

2. Clause 7.4 (including for the avoidance of doubt Clauses 7.4.1 and 7.4.2) of the Agreement shall be deleted and replaced with the following words:-

     "7.4 If the Executive engages the professional services of an accountant to give personal tax advice in connection with the Executive's earnings received as part of his employment with the Company the










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            reasonable cost and fees of such accountant shall be paid by the
            Company".

3. Clause 8.2 of the Agreement shall have deleted from its seventh and eighth lines the words "..subject to the provisions of Clause 7.4".

4. The definition of "Service Agreement" given in the "SLI Executive Director's Contract" and the "Flowil Executive Director's Contract" shall be deemed to be defined as comprising the Agreement and this amendment agreement.

5. Except as provided in this amendment agreement all other terms and conditions set forth under the Agreement, the "SLI Executive Director's Contract" and the "Flowil Executive Director's Contract" shall remain unmodified and in full force and effect.

     AS WITNESS the hand of the parties or their duly authorised representatives, the day and year first before written.


SIGNED by JC BOTTS       )
for and on behalf of     )
SYLVANIA LIGHTING S.A.   )
in the presence of:--    )

Signature of Witness:
Name of Witness:              I. JUCHLER
Address of Witness:           126 Hampstead Way
                              London NW11 7XJ

Occupation:                   Secretary
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SIGNED by NORMAN SCOULAR     )
in the presence of:          )

Signature of Witness:
Name of Witness:                          JANET CLARK
Address of Witness:                       18 Chemin Des Vignes
                                          1291 Commuany
                                          Switzerland

Occupation:                               Secretary

SIGNED by JC BOTTS                  )
for and on behalf of                )
SYLVANIA LIGHTING INTERNATIONAL B.V.)

Signature of Witness:
Name of Witness:                          I. JUCHLER
Address of Witness:                       126 Hampstead Way
                                          London NW11 7XJ

Occupation:                               Secretary

SIGNED by JC BOOTS                          )
for and on behalf of                        )
FLOWIL INTERNATIONAL LIGHTING (HOLDING) B.V.)

Signature of Witness:
Name of Witness:                          I. JUCHLER
Address of Witness:                       126 Hampstead Way
                                          London NW11 7XJ

Occupation:                               Secretary

     AS WITNESS the hand of the parties or their duly authorised representatives, the day and year first before written.

SIGNED by JC BOTTS    )
for and on behalf of  )
SYLVANIA LIGHTING S.A.)
in the presence of:-  )

Signature of Witness:
Name of Witness:                          I. JUCHLER
Address of Witness:                       126 Hampstead Way
                                          London NW11 7XJ

Occupation:                               Secretary